Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Imago BioSciences, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2022 (the “Report”), Hugh Y. Rienhoff, Jr., M.D., Chief Executive Officer and Director of the Company, and Laura G. Eichorn, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2022	/s/ Hugh Y. Rienhoff, Jr., M.D.
Hugh Y. Rienhoff, Jr., M.D.
Chief Executive Officer (Principal Executive Officer)

/s/ Laura G. Eichorn
Laura G. Eichorn
Chief Financial Officer (Principal Financial and Accounting Officer)